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                                   AMENDMENT


     This Amendment, effective as of January 12, 2000 (the "Amendment"), is made by and between Salton, Inc., a Delaware corporation (the "Company"), and John E. Thompson (the "Executive"), a resident of the State of Illinois.

     WHEREAS, the Company and the Executive are parties to an Employment Agreement (the "Employment Agreement"); and

     WHEREAS, the Company and the Executive desire to amend the Employment Agreement;

     NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, the Company and the Executive agree as follows:

        1. Section 3.1 of the Employment Agreement is hereby amended by substituting "December 31, 2002" for December 31, 2001."

        2. All capitalized terms not otherwise defined herein have the meanings ascribed to them in the Employment Agreement.

        3. Except as provided herein, all of the provisions of the Employment Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.


                             SALTON, INC.



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                             By:
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                             Its:
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                             ------------------------------
                             John E. Thompson